Exhibit 99.1
Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com
Pixelworks Reports Second Quarter 2009 Financial Results
- 32% Sequential Revenue Growth
- Proactive Cost Management
- Positive Cash from Operations
Portland, Ore., July 23, 2009 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the second quarter ended June 30, 2009.
     Second quarter 2009 revenue was $14.2 million, in the middle of the range of management guidance. Revenue for the second quarter increased 32% sequentially from $10.8 million in the first quarter of 2009 and was down 32% from $20.8 million in the second quarter of 2008.
     Second quarter 2009 GAAP gross profit margin was 47.7%, compared with 38.6% in the first quarter of 2009 and 50.5% in the second quarter of 2008. Second quarter 2009 non-GAAP gross profit margin was 52.0%, compared with 45.4% in the first quarter of 2009 and 54.0% in the second quarter of 2008. Both GAAP and non-GAAP gross profit margin in the second quarter of 2009 were above the range of guidance provided by management, as a result of continued product cost reductions.
     As a result of expense reduction measures implemented prior to and during the quarter and lower than anticipated expenses associated with development projects, second quarter 2009 operating expenses were lower than management’s original estimate on both a GAAP and non-GAAP basis. Second quarter 2009 GAAP operating expenses were $7.9 million, compared with $8.7 million in the first quarter of 2009 and $11.6 million in the second quarter of 2008. Non-GAAP operating expenses were $7.7 million in the second quarter of 2009, down 7% from $8.3 million in the first quarter of 2009 and down 29% from $10.9 million in the second quarter of 2008.
     On a GAAP basis, the Company recorded net income of $2.2 million, or $0.16 per diluted share in the second quarter of 2009, compared to net income of $5.9 million, or $0.44 per share in the first quarter of 2009 and net loss of $(1.3) million, or $(0.09) per share in the second quarter of 2008. On a non-GAAP basis, net loss was $(0.9) million, or $(0.07) per share in the second quarter
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Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

of 2009, compared to net loss of $(2.0) million, or $(0.15) per share in the first quarter of 2009 and net loss of $(0.1) million, or $(0.00) per share in the second quarter of 2008.
     Included in GAAP net income in the second quarter of 2009 was a net gain of $3.8 million realized on the repurchase of $17.8 million of the Company’s convertible subordinated debentures. In the first quarter of 2009, GAAP net income included a net gain of $9.0 million realized on the repurchase of $27.1 million of the Company’s convertible subordinated debentures. No such gains were included in the GAAP net loss recorded in the second quarter of 2008.
     As a result of the 2009 debenture repurchases, the Company’s long-term debt balance has been reduced from $60.6 million at December 31, 2008 to $15.8 million at June 30, 2009. The Company’s total cash and marketable securities balance at June 30, 2009 was $28.2 million.
     “In spite of a challenging economic environment, we saw strong Q2 results on a number of fronts,” said Bruce Walicek, President and CEO of Pixelworks. “We secured significant new design wins and had continued strong performance from new products, which again topped 20% of revenues, validating our strategy of investing in innovative products for markets that demand video quality. Additionally, during the quarter we continued to strengthen our balance sheet by retiring debt through bond repurchases. Going forward, we remain focused on continuing our momentum by delivering shareholder value with innovative new products, tight cost and expense management and consistent revenue growth.”
Business Outlook for Third Quarter 2009
     The following statements are based on the Company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, mergers or acquisitions that may be completed after June 30, 2009 or other future events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that the events or circumstances described in such statements are material. The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
     The Company expects to record GAAP net loss per share in the third quarter of 2009 of ($0.06) to $(0.28) and to record non-GAAP net income (loss) per share of $0.02 to $(0.18), based on the following estimates:

Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

•	Third quarter revenue of $15.0 million to $17.0 million;

•	Gross profit margin of approximately 40% to 46% on a GAAP basis and 45% to 50% on a non-GAAP basis; and

•	Operating expenses of $8.5 million to $9.5 million on a GAAP basis and $8.0 million to $9.0 million on a non-GAAP basis.
Conference Call Information
Pixelworks will host a conference call today at 2 p.m. Pacific Time, which can be accessed by calling 866-831-6267 and using passcode 12797758. A Web broadcast of the call can be accessed by visiting the Company’s investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through midnight on July 28, 2009, and can be accessed by calling 888-286-8010 and using passcode 93119365.
About Pixelworks, Inc.
     Pixelworks, headquartered in Portland, Oregon, is an innovative designer, developer and marketer of video and pixel processing technology, semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the Company’s Web site at www.pixelworks.com.
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Note: Pixelworks® and the Pixelworks logo® are trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses and non-GAAP net income (loss), which exclude gains on the repurchase of long-term debt, other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items, stock-based compensation expense, other income and additional amortization of a non-cancelable prepaid royalty, all of which are required under GAAP. The Company believes these non-GAAP measures provide a meaningful perspective on the Company’s operating results and underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company’s website.
Safe Harbor Statement
     This release contains statements, including, without limitation, the statements in Bruce Walicek’s quote and the “Business Outlook for Third Quarter 2009” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve numerous risks,

Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: current global economic challenges; levels of inventory at distributors and customers; timely customer transition to new product designs; product mix; failure or difficulty in achieving design wins; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; seasonality in the consumer electronics market; our new product sales and yield rates; supply of products from third party foundries; changes in estimated product costs; the success of our products in expanded markets; our efforts to achieve profitability from operations; insufficient, excess or obsolete inventory and variations in inventory valuation; changes in the recoverability of intangible assets and long-lived assets; and our lower cash position as a result of our debt repurchases. More information regarding potential factors that could affect the Company’s financial results and could cause actual results to differ materially is included from time to time in the Company’s Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent SEC filings.
     The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements.
— Financial Tables Follow —

Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008

Revenue, net	$14,213	$10,780	$20,793	$24,993	$44,769
Cost of revenue (1)	7,440	6,624	10,295	14,064	22,600

Gross profit	6,773	4,156	10,498	10,929	22,169

Operating expenses:
Research and development (2)	4,532	4,776	7,193	9,308	13,915
Selling, general and administrative (3)	3,340	3,873	4,491	7,213	9,177
Restructuring	64	37	(158)	101	850
Amortization of acquired intangible assets	—	—	74	—	164

Total operating expenses	7,936	8,686	11,600	16,622	24,106

Loss from operations	(1,163)	(4,530)	(1,102)	(5,693)	(1,937)

Gain on repurchase of long-term debt, net	3,836	9,024	—	12,860	11,557
Interest expense	(145)	(251)	(419)	(396)	(992)
Interest income	75	98	553	173	1,536
Amortization of debt issuance costs	(26)	(61)	(125)	(87)	(271)
Other-than-temporary impairment of a marketable security	—	—	—	—	(6,490)
Other income	—	—	218	—	218

Interest and other income, net	3,740	8,810	227	12,550	5,558

Income (loss) before income taxes	2,577	4,280	(875)	6,857	3,621

Provision (benefit) for income taxes	358	(1,617)	375	(1,259)	(1,262)

Net income (loss)	$2,219	$5,897	$(1,250)	$8,116	$4,883

Net income (loss) per share:
Basic	$0.17	$0.44	$(0.09)	$0.61	$0.33

Diluted	$0.16	$0.44	$(0.09)	$0.61	$0.33

Weighted average shares outstanding:
Basic	13,291	13,352	14,577	13,321	14,753

Diluted	13,475	14,023	14,577	13,344	14,766

(1) Includes:
Amortization of acquired developed technology	$573	$617	$705	$1,190	$1,410
Additional amortization of non-cancelable prepaid royalty	50	68	—	118	—
Restructuring	(4)	47	—	43	—
Stock-based compensation	3	7	20	10	38
(2) Includes stock-based compensation	108	118	449	226	898
(3) Includes stock-based compensation	105	252	313	357	738

Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008
Reconciliation of GAAP gross profit and non-GAAP gross profit

GAAP gross profit	$6,773	$4,156	$10,498	$10,929	$22,169

Amortization of acquired developed technology	573	617	705	1,190	1,410
Additional amortization of non-cancelable prepaid royalty	50	68	—	118	—
Restructuring	(4)	47	—	43	—
Stock-based compensation	3	7	20	10	38

Total reconciling items included in cost of revenue	622	739	725	1,361	1,448

Non-GAAP gross profit	$7,395	$4,895	$11,223	$12,290	$23,617

Non-GAAP gross profit margin	52.0%	45.4%	54.0%	49.2%	52.8%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$7,936	$8,686	$11,600	$16,622	$24,106

Reconciling item included in research and development:
Stock-based compensation	108	118	449	226	898
Reconciling item included in selling, general and administrative:
Stock-based compensation	105	252	313	357	738
Restructuring	64	37	(158)	101	850
Amortization of acquired intangible assets	—	—	74	—	164

Total reconciling items included in operating expenses	277	407	678	684	2,650

Non-GAAP operating expenses	$7,659	$8,279	$10,922	$15,938	$21,456

Reconciliation of GAAP and non-GAAP net income (loss)

GAAP net income (loss)	$2,219	$5,897	$(1,250)	$8,116	$4,883

Gain on repurchase of long-term debt, net	(3,836)	(9,024)	—	(12,860)	(11,557)
Reconciling items included in cost of revenue	622	739	725	1,361	1,448
Reconciling items included in operating expenses	277	407	678	684	2,650
Other than temporary impairment of a marketable security	—	—	—	—	6,490
Other income	—	—	(218)	—	(218)
Tax effect of non-GAAP adjustments	(200)	31	—	(169)	—

Non-GAAP net income (loss)	$(918)	$(1,950)	$(65)	$(2,868)	$3,696

Non-GAAP net income (loss) per share — basic and diluted	$(0.07)	$(0.15)	$(0.00)	$(0.22)	$0.25

Non-GAAP weighted average shares outstanding:
Basic	13,291	13,352	14,577	13,321	14,753

Diluted	13,291	13,352	14,577	13,321	14,766

*	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of gains on the repurchase of long-term debt, other-than-temporary impairment of a marketable security, restructuring charges, acquisition-related items, stock-based compensation expense, additional amortization of a non-cancelable prepaid royalty and other income. Pixelworks’ management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations by allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

Pixelworks Reports Second Quarter 2009 Financial Results
July 23, 2009

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2009	2008

ASSETS

Current assets:
Cash and cash equivalents	$18,795	$53,149
Short-term marketable securities	6,848	8,058
Accounts receivable, net	5,146	6,149
Inventories, net	3,720	4,981
Prepaid expenses and other current assets	3,230	3,381

Total current assets	37,739	75,718

Long-term marketable securities	2,550	2,110
Property and equipment, net	5,070	5,187
Other assets, net	5,030	5,331
Acquired intangible assets, net	2,196	3,386

Total assets	$52,585	$91,732

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,489	$4,215
Accrued liabilities and current portion of long-term liabilities	7,458	9,419
Current portion of income taxes payable	216	137

Total current liabilities	12,163	13,771

Long-term liabilities, net of current portion	1,993	2,035
Income taxes payable, net of current portion	9,040	10,581
Long-term debt	15,779	60,634

Total liabilities	38,975	87,021

Shareholders’ equity	13,610	4,711

Total liabilities and shareholders’ equity	$52,585	$91,732